Exhibit 10.1

Execution Version

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of April 9, 2019, by and among Crestwood Midstream Partners LP, a Delaware limited partnership (the “Borrower”), the guarantors party hereto (the “Guarantors”), the financial institutions listed on the signature pages hereof and Wells Fargo Bank, National Association, as Administrative Agent, with respect to that certain Second Amended and Restated Credit Agreement, dated as of October 16, 2018, by and among the Borrower, the lenders party thereto, the Administrative Agent and the other agents party thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement as modified by this Amendment.

WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to enter into this Amendment.

1.    Amendments to the Credit Agreement. Effective as of the Amendment Effective Date,

(a)    Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)    By inserting the following defined terms in the appropriate alphabetical order:

“Crestwood Niobrara” shall have the meaning assigned to such term in the definition of “Jackalope Acquisition”.

“First Amendment” shall mean that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, the guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall have the meaning given to the term “Amendment Effective Date” as defined in the First Amendment.

“Jackalope Acquisition” shall mean the acquisition by Crestwood Niobrara LLC, a Delaware limited liability company (“Crestwood Niobrara”), of all of the outstanding membership Equity Interests in Jackalope Gas Gathering Services, L.L.C., not already owned by Crestwood Niobrara immediately prior to such acquisition, so long as such acquisition shall have been consummated on or before June 30, 2019 (or such later date as the Administrative Agent may agree in its sole discretion).

(ii)    By amending and restating the following defined term in its entirety as follows:

“Asset Acquisition” shall mean any acquisition by the Borrower or any Restricted Subsidiary of all or a portion of the assets of, or all or a portion of the Equity Interests (other than directors’ qualifying shares) in a Person or division or line of business of a Person; provided that, from and after the First Amendment Effective Date, notwithstanding the foregoing, the Jackalope Acquisition shall be deemed to be an Asset Acquisition by the Borrower.

(iii)    By amending the definition of “Collateral and Guarantee Requirement” by adding the following at the end thereof:

“Notwithstanding (x) any exceptions and limitations set forth in the Security Documents and any other Loan Documents, (y) the Agreed Security Principles or Section 9.21 or (z) any Excluded Assets, from and after the date that is five days after the First Amendment Effective Date (or such longer period as may be agreed by the Administrative Agent in its sole discretion), all of the issued and outstanding Equity Interests of Crestwood Niobrara directly owned by a Loan Party shall at all times be pledged pursuant to the Collateral Agreement (other than during the continuation of a Collateral Release Event that has not been followed by the Collateral Regrant Event).”

(iv)    By amending the definition of “EBITDA” in the Credit Agreement by replacing “, and” at the end of (a)(xi) thereof with “;”, adding “and” at the end of (a)(xii) thereof, inserting a new subclause (xiii) at the end of clause (a) thereof as follows and amending and restating clause (b) in its entirety as set forth below:

(xiii) the (1) increase in EBITDA attributable to “run rate” and other cost savings, operating expense reductions, other operating improvements and synergies, projected by the Borrower in good faith to be realized in connection with the Jackalope Acquisition (calculated on a Pro Forma Basis as though such cost savings, operating expense reductions, other operating improvements and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions, other operating improvements and synergies were realized during the entirety of such period) and approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed), net of the amount of the actual increase in EBITDA realized during such period from such actions; provided that (x) a duly completed certificate signed by a Responsible Officer of the Borrower shall be delivered to the Administrative Agent together with (or as part of) the certificate required to be delivered pursuant to Section 5.04(c), certifying that such cost savings, operating expense reductions, other operating improvements and synergies, are factually supportable and reasonably anticipated to be realizable in the good faith judgment of the Borrower, 12 months after the Jackalope Acquisition and (y) no cost savings, operating expense reductions and synergies shall be added pursuant to this clause (xiii) to the extent duplicative of any expenses or charges otherwise added to EBITDA, whether through a pro forma adjustment or otherwise, for such period; provided, that in no event shall amounts included in the calculation of EBITDA in reliance upon this clause (xiii)(1) comprise more than 15% of EBITDA in the aggregate, calculated before giving effect to any addbacks and adjustments plus (2) the amount of deferred revenue associated with Jackalope Gas Gathering Services, L.L.C. to the extent actual cash received by the Borrower and its Restricted Subsidiaries is greater than the amount recognized in Consolidated Net Income;

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minus (b) to the extent such amounts increased such Consolidated Net Income for the respective period for which EBITDA is being determined, (1) non-cash items increasing Consolidated Net Income for such period (but excluding any such items which represent the reversal in such period of any accrual of, or cash reserve for, anticipated cash charges in any prior period where such accrual or reserve is no longer required) and (2) the amount of deferred revenue associated with Jackalope Gas Gathering Services, L.L.C. to the extent actual cash received by the Borrower and its Restricted Subsidiaries is less than the amount recognized in Consolidated Net Income.

(b)    Section 6.04 of the Credit Agreement is hereby amended by amending and restating clause (g) thereof in its entirety as follows:

(g)    (i) Investments existing on the Closing Date and/or Investments contemplated as of the Closing Date and in each case, set forth on Schedule 6.04, (ii) Investments of cash or cash equivalents in the Empire Joint Venture, including through Empire JV HoldCo, (iii) additional Investments in respect of such existing or contemplated Investments under clauses (i) and (ii) (including, for the avoidance of doubt, the Investment in Crestwood Niobrara of cash or cash equivalents for the purpose of funding the Jackalope Acquisition) and (iv) Investments of cash or cash equivalents in Crestwood Niobrara solely for the purpose of funding payments (including repurchases or redemptions) in respect of preferred Equity Interests in Crestwood Niobrara; provided, that any such Investments in the Empire Joint Venture, including through Empire JV HoldCo, and any Investments under clause (iv), in each case, shall be permitted only if immediately before and after giving effect to such Investment, no Event of Default has occurred and is continuing and Availability on a Pro Forma Basis after giving effect to such Investment shall be at least $125,000,000; provided, further, that with respect to any repurchase, redemption or other retirement of any preferred Equity Interests in Crestwood Niobrara pursuant to clause (iv) (other than any dividend or distribution thereon), after giving effect to such repurchase, redemption or other retirement, the Borrower’s Total Leverage Ratio on a Pro Forma Basis as of the most recently completed fiscal quarter for which financial statements are available shall not exceed 5.00 to 1.00; provided, further, that upon the repurchase, redemption or other retirement of all issued and outstanding preferred Equity Interests in Crestwood Niobrara pursuant to clause (iv) (other than any dividend or distribution thereon), Crestwood Niobrara and any Wholly Owned Subsidiary thereof shall be deemed to become a Restricted Subsidiary (with such designation to be automatic, any requirements set forth in Section 5.13(b) deemed met for such purposes and any Indebtedness, Liens or Investments existing at such time (and not incurred in contemplation of such designation) deemed permitted under Sections 6.01, 6.02 and 6.04, respectively, as if listed on Schedules 6.01, 6.02(a) and 6.04 and existing as of the Closing Date) and such Person shall become a Subsidiary Loan Party and shall execute and deliver the Collateral Agreement (or supplement thereto) and otherwise satisfy the Collateral and Guarantee Requirement in accordance with Section 5.10;

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2.    Condition to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders.

3.    Post-Closing Obligation. Within five days of the Amendment Effective Date (or such longer period as may be agreed by the Administrative Agent in its sole discretion), the Collateral Agent shall be the beneficiary of a pledge of all the issued and outstanding Equity Interests in Crestwood Niobrara held by any Loan Party and the Collateral Agent shall have received all certificates or other instruments (if any) representing such Equity Interests, together with (if applicable) stock powers or other instruments of transfer with respect thereto endorsed in blank.

4.    Reference to and Effect on the Credit Agreement.

(a)    On the Amendment Effective Date, each reference to the Credit Agreement in the Credit Agreement, the Parent Guarantee or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

(b)    Crestwood Equity Partners and each Loan Party hereby (i) acknowledges the terms of this Amendment; (ii) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and the Parent Guarantee, as applicable, and agrees that each Loan Document, the Parent Guarantee and all other documents, instruments and agreements executed and/or delivered in connection therewith remain in full force and effect as expressly amended hereby; (iii) represents and warrants to the Lenders that as of the Amendment Effective Date no Default or Event of Default has occurred and is continuing and (iv) represents that the representations and warranties of Crestwood Equity Partners and each Loan Party contained in any Loan Document and the Parent Guarantee, as applicable, are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date.

(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)    Upon the Amendment Effective Date, this Amendment shall be a Loan Document for all purposes.

5.    Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CRESTWOOD MIDSTREAM PARTNERS LP, as the Borrower

By:	CRESTWOOD MIDSTREAM GP LLC, its General Partner

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD EQUITY PARTNERS LP

By:	CRESTWOOD EQUITY GP LLC, its General Partner

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

Subsidiary Guarantors:

CMLP TRES MANAGER LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CMLP TRES OPERATOR LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

ARROW MIDSTREAM HOLDINGS, LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

Signature Page to Amendment

Crestwood Midstream Partners LP

ARROW PIPELINE, LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

ARROW FIELD SERVICES, LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

ARROW WATER, LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD CRUDE SERVICES LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD MIDSTREAM OPERATIONS LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

FINGER LAKES LPG STORAGE, LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD CRUDE LOGISTICS LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD CRUDE TERMINALS LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

Signature Page to Amendment

Crestwood Midstream Partners LP

CRESTWOOD DAKOTA PIPELINES LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD CRUDE TRANSPORTATION LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD OHIO MIDSTREAM PIPELINE LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD PIPELINE LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD PANHANDLE PIPELINE LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD ARKANSAS PIPELINE LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD APPALACHIA PIPELINE LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

Signature Page to Amendment

Crestwood Midstream Partners LP

CRESTWOOD MARCELLUS PIPELINE LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD MARCELLUS MIDSTREAM LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

E. MARCELLUS ASSET COMPANY, LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD GAS SERVICES OPERATING LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD GAS SERVICES OPERATING GP LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

COWTOWN GAS PROCESSING PARTNERS L.P.

By:	CRESTWOOD GAS SERVICES
OPERATING GP LLC, its General Partner

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

Signature Page to Amendment

Crestwood Midstream Partners LP

COWTOWN PIPELINE PARTNERS L.P.

By: CRESTWOOD GAS SERVICES OPERATING GP LLC, its General Partner

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD MIDSTREAM FINANCE CORP.

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD OPERATIONS LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD SERVICES LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD SALES & SERVICE INC.

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

STELLAR PROPANE SERVICE, LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

Signature Page to Amendment

Crestwood Midstream Partners LP

CRESTWOOD TRANSPORTATION, LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

ARROW WATER SERVICES LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

CRESTWOOD ENERGY SERVICES LLC

By	/s/ Robert Halpin
Name:	Robert Halpin
Title:	Executive Vice President & Chief Financial Officer

Signature Page to Amendment

Crestwood Midstream Partners LP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

Bank Midwest, a division of NBH Bank, as Lender

By	/s/ Sarah E. Burchett
Name:	Sarah E. Burchett
Title:	Managing Director

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

BRANCH BANKING & TRUST COMPANY

By	/s/ James Giordano
Name:	James Giordano
Title:	Senior Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

The Huntington National Bank

By	/s/ Jason A Zilewicz
Name:	Jason A Zilewicz
Title:	Director

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

COMERICA BANK

By	/s/ Britney P. Geidel
Name:	Britney P. Geidel
Title:	Portfolio Manager

Signature Page to Amendment

Crestwood Midstream Partners LP

Morgan Stanley Bank N.A.:

By	/s/ Megan Kushner
Name:	Megan Kushner
Title:	Authorized Signatory

Signature Page to Amendment

Crestwood Midstream Partners LP

Morgan Stanley Senior Funding:

By	/s/ Megan Kushner
Name:	Megan Kushner
Title:	Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

SUNTRUST BANK, as Lender

By	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

Signature Page to Amendment

Crestwood Midstream Partners LP

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender

By	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

Signature Page to Amendment

Crestwood Midstream Partners LP

REGIONS BANK

By	/s/ David Valentine
Name:	David Valentine
Title:	Managing Director

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

MUFG Bank Ltd.

By	/s/ Todd Vaubel
Name:	Todd Vaubel
Title:	Director

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

BARCLAYS BANK PLC

By	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

BMO Harris Bank NA

By	/s/ Matt Mayer
Name:	Matt Mayer
Title:	Director

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

Zions Bancorporation, N.A. dba Amegy Bank

By	/s/ Sam Trail
Name:	Sam Trail
Title:	Senior Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

Citibank, N.A.

By	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

ABN AMRO CAPITAL USA, LLC

By	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

For any Lender requiring a second signature line:

By	/s/ Matt Worstell
Name:	Matt Worstell
Title:	Director

Signature Page to Amendment

Crestwood Midstream Partners LP

CITIZENS BANK, N.A., as Lender

By	/s/ Kari McDaniel
Name:	Kari McDaniel
Title:	Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

ROYAL BANK OF CANADA:

By	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender: The Toronto-Dominion Bank, New York Branch

By	/s/ Peter Kuo
Name:	Peter Kuo
Title:	Authorized Signatory

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

CAPITAL ONE, NATIONAL ASSOCIATION

By	/s/ Matthew Brice
Name:	Matthew Brice
Title:	Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

Enterprise Bank & Trust

By	/s/ Aaron Wiens
Name:	Aaron Wiens
Title:	Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

CIT BANK,N.A., as a lender

By	/s/ Stewart McLeod
Name:	Stewart McLeod
Title:	Director

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender:

Compass Bank

By	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Signature Page to Amendment

Crestwood Midstream Partners LP

Name of Lender: JPMORGAN CHASE BANK, N.A.

By	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

Signature Page to Amendment

Crestwood Midstream Partners LP

BANK OF AMERICA, N.A. as Lender and Issuing Bank

By	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page to Amendment

Crestwood Midstream Partners LP